UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  October 9, 2019

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2019, William Matlack (the “Lender”) and the Company have agreed to extend the maturity date of a senior unsecured note (the “Note”) issued on July 30, 2018 for a loan of USD$300,000 (the “Principal Sum”) from January 20, 2020 to January 20, 2023 (the “Note Extension”). In connection with the initial advance of the Principal Sum, the Company issued the Lender 3,265,500 non-transferrable bonus warrants to purchase common shares of the Company at an exercise price of $0.09 and expiring January 20, 2020 (the “2018 Warrants”). Further to the Note Extension, the Company and the Lender have determined to cancel the 2018 Warrants, and the Company shall issue to Lender 4,000,000 common share purchase warrants of the Company (the “New Bonus Warrants”). The New Bonus Warrants shall be to purchase common shares of the Company at US$0.075 and expire on January 20, 2023.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02Unregistered Sales of Equity Securities

On October 9, 2019, Timberline Resources announced that it has initiated a non-brokered US$500,000 private placement offering of Units of the Company at a price of US$0.08 per Unit, with an option to increase the offering by up to 20%, solely to persons who qualify as accredited investors (the "Offering") under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

Each Unit consists of one share of common stock of the Company and one-half common share purchase warrant (each whole such warrant a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.12 per share until the warrant expiration date of October 15, 2024.

The Company intends to use the net proceeds of the Offering for working capital, and costs associated with exploration expenses.

Subject to review by the TSX Venture Exchange, cash finders’ fees may be payable with respect to subscriptions accepted by the Company, and consulting fees may be payable by the Company in relation to this transaction to support in marketing this offering of Units.  It is anticipated that certain insiders may participate in the Offering.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On October 9, 2019, the Company issued a press release entitled “Timberline Resources Announces Private Placement Offering and Extension of Loan Agreement”.

 A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated October 9, 2019*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: October 15, 2019	By:	/s/ Steven A Osterberg
Steven A. Osterberg Chief Executive Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated October 9, 2019.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.